UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2005

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

AtheroGenics, Inc. and Emory University are parties to a license agreement dated January 11, 1995. Due to a lack of clarity concerning several key terms in that license, AtheroGenics and Emory entered into an amendment to the license agreement effective August 3, 2005 to provide that Emory will receive a portion of any pre-commercialization payments received by AGIX from third parties in exchange for a reduced participation in future revenues.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: August 10, 2005	/s/MARK P. COLONNESE
Mark P. Colonnese
Senior Vice President of Finance and
Administration and Chief Financial Officer

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